EXHIBIT 10.21

                          SECONDARY SUBLEASE AGREEMENT

                                 FLIGHTLINE UNIT

        This Secondary Sublease is made and entered into by and between the City of Big Spring, Texas, a municipal corporation, referred to in this Secondary Sublease as Secondary Sub-Lessor, and Ed Davenport, of McCulloch County, Texas, referred to in this Secondary Sublease as Secondary Sub-Lessee.

        In consideration of the mutual covenants and agreements set forth in this Secondary Sublease, and other good and valuable consideration, Secondary Sub-Lessor demises and leases to Secondary Sub-Lessee, and Secondary Sub-Lessee leases from Secondary Sub-Lessor, the real property situated on a 22.798 acre tract of land out of the W/2 of Section 3, Block 33, T-1-S, T & P Ry. Co. Survey, Howard County, Texas, Big Spring Airport (formerly Webb Air Force Base), said tract being more particularly described by metes and bounds on Exhibit "A" attached hereto, and any and all improvements and personal property located on the premises or used in connection with the ongoing correctional facility operated thereon, said personal property more fully described on Exhibit "B" attached to this Secondary Sublease. These premises are referred to in this Secondary Sublease as "the premises" or "the leased premises."

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                                 ARTICLE I. TERM
                                  TERM OF LEASE

        The term of this Secondary Sublease shall begin upon execution and end on the 14th day of February, 2019, unless sooner terminated or extended as provided in this Secondary Sublease.

        Provided that Secondary Sub-Lessee is not in default beyond the expiration of any applicable cure periods, Secondary Sub-Lessee shall have the right and option to extend the term of this Secondary Sublease for three (3) successive periods of five (5) years, the first such extended term to commence on the day following the expiration of the initial term, and each additional extended term to commence on the day following the expiration of the immediately preceding extended term. Secondary Sub-Lessee shall exercise its option to extend the term by giving Secondary Sub-Lessor at least thirty (30)days' written notice prior to the expiration of the initial term, in the case of the first option to extend, or the extended term, in the case of successive options to extend. Each extended term shall be on the same terms, conditions and covenants that were in effect during the initial term or during the preceding extended term (as applicable).

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                                    HOLDOVER

        If Secondary Sub-Lessee holds over and continues in possession of the leased premises after expiration of the term of this Secondary Sublease or any extension of that term, other than as provided in the preceding paragraph, Secondary Sub-Lessee will be deemed to be occupying the premises on the basis of a month-to-month tenancy, subject to all of the terms and conditions of this Secondary Sublease.

                                ARTICLE II. RENT
                                   FIXED RENT

        During the term of this Secondary Sublease, Secondary Sub Lessee agrees to pay to Secondary Sub-Lessor the sum of SEVENTY-TWO THOUSAND AND 00/100 DOLLARS($72,000.00) per year payable in monthly installments of SIX THOUSAND AND 00/100 DOLLARS ($6,000.00) on or before the first day of each month, beginning the first day of June, 1996, as fixed rental for each succeeding month during such period. This fixed rent will increase on each fifth (5th) anniversary of this Secondary Sublease, by one percent (1%) for each point of increase in the Consumer Price Index based on the United States average published by the Bureau of Labor Statistics, U.S. Department of Labor, at the effective date of this Secondary Sublease. Such increase shall become effective immediately upon

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notice by Secondary Sub-Lessor of the adjusted fixed rent amount. Secondary
Sub-Lessee agrees to pay this fixed rent to Secondary Sub-Lessor at Secondary Sub-Lessor's office, located at 310 Nolan, Big Spring, Texas or at such other location or locations as Secondary Sub-Lessor shall from time to time designate by written notice to Secondary Sub-Lessee.

        If in any two consecutive 30-day billing cycles the average inmate population provided by the Federal Bureau of Prisons or other applicable governmental authority for the correctional facility operated on the leased premises is 60% or less of the maximum authorized capacity for the facility, fixed rent payable hereunder shall be reduced by 40% until the next 30-day billing cycle when the average inmate population is restored to a level of at least 60% of maximum authorized capacity. If in any two consecutive 30-day billing cycles the average inmate population provided by the Federal Bureau of Prisons or other applicable governmental authority for the correctional facility operated on the leased premises is 25% or less of the maximum authorized capacity for the facility, fixed rent payable hereunder shall be eliminated until the next 30-day billing cycle when the average inmate population is restored to a level of at least 25% of maximum authorized capacity. Notwithstanding the foregoing, the period of

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abatement under the two preceding sentences shall not exceed thirty-six (36)
months in the aggregate.

                          ARTICLE III. USE OF PREMISES
                                  PERMITTED USE

        Secondary Sub-Lessee may use the premises to operate and conduct a correctional or detention facility. Secondary Sub-Lessee may not use the premises for any other purpose without the written consent of Secondary Sub-Lessor.

                        WASTE, NUISANCE, OR ILLEGAL USES

        Secondary Sub-Lessee shall not use, or permit the use of, the premises in any manner that results in waste of the premises or constitutes a nuisance or violates any statute, ordinance, rule, or regulation applicable to the premises or for any illegal purpose.

                       ARTICLE IV. REPAIRS AND MAINTENANCE
                 REPAIRS AND MAINTENANCE BY SECONDARY SUB-LESSEE

        Secondary Sub-Lessee shall, throughout the term of this Secondary Sublease and any extensions of that term, at his own expense and risk, maintain the leased premises and all improvements on the leased premises in good order and condition, including but not limited to making all repairs and replacements necessary to keep the premises and improvements in such condition, normal wear and tear excepted, and to repair and replace all personal property

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described in Exhibit "B" as reasonably required to continue Secondary
Sub-Lessee's operations on the premises.

                              ARTICLE V. UTILITIES
                                 UTILITY CHARGES

        Secondary Sub-Lessee shall pay all utility charges, including but not limited to water, electricity, heat, gas, and telephone service, used in and about the leased premises during the term of this Secondary Sublease, all such charges to be paid by Secondary Sub-Lessee directly to the utility company or municipality furnishing the same, before the same shall become delinquent.

                                 GARBAGE REMOVAL

        Secondary Sub-Lessee shall pay for the removal of all garbage and rubbish from the leased premises during the term of the Secondary Sublease.

              ARTICLE VI. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
                         CONSENT OF SECONDARY SUB-LESSOR

        Secondary Sub-Lessee shall have the right, at Secondary Sub- Lessee's sole cost and expense, any alterations, additions, or improvements to the leased premises. Secondary Sub-Lessee shall promptly notify Secondary Sub-Lessor of any such mandated alterations, additions or improvements. Secondary Sub-Lessee shall not make any alterations, additions or improvements to the leased

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premises without the prior written consent of Secondary Sub-Lessor, which consent shall not be unreasonably withheld or delayed. Secondary Sub-Lessee shall obtain all approvals required for any alterations, additions or improvements made by Secondary Sub-Lessee to the leased premises, including approvals of FAA as required by the Indenture between the United States of America and the City of Big Spring, Texas, dated October 6, 1978.

                        PROPERTY OF SECONDARY SUB-LESSOR

        All alterations, additions, or improvements made by Secondary Sub-Lessee and all personal property used in connection with the operation of the leased premises shall become the property of Secondary Sub-Lessor at the termination of this Secondary Sublease, and Secondary Sub-Lessee shall have no obligation to remove such alterations, additions, improvements or personal property unless they were made or installed in violation of the preceding paragraph.

                               ARTICLE VII. SIGNS

        Secondary Sub-Lessee shall have the right to erect signs on any portion of the leased premises, including, but not limited to, the exterior walls of the premises, subject to applicable laws, ordinances, and regulations. Secondary Sub-Lessee must remove all

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signs at the termination of this Secondary Sublease and repair any damage resulting from the erection or removal of the signs.

                          ARTICLE VIII. MECHANIC'S LIEN

        Secondary Sub-Lessee will not cause any mechanic's lien or liens to be placed upon the leased premises or improvements on the premises. If such a mechanic's lien is filed on the leased premises, Secondary Sub-Lessee will promptly pay the lien; provided that Secondary Sub-Lessee shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Secondary Sub-Lessee shall post the appropriate bond or give to Secondary Sub-Lessor such security as may be deemed reasonably satisfactory to Secondary Sub-Lessor to insure payment thereof (and to prevent any sale, foreclosure, or forfeiture of the leased premises by reason of non-payment thereof) and provided further, that on final determination of the lien or claim for lien, Secondary Sub-Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and the judgment satisfied.

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                       ARTICLE IX. INSURANCE AND INDEMNITY
                               PROPERTY INSURANCE

        Secondary Sub-Lessee shall, at his own expense, during the term of this Secondary Sublease, keep all buildings and improvements on the leased premises and all personal property used in connection with the operation of the leased premises insured against loss or damage by fire or theft, with extended coverage to include direct loss by windstorm, hail, explosion, riot, or riot attending a strike, civil commotion, aircraft, vehicles, and smoke, in the aggregate amount of not less than 100% of replacement value for the entire term this Secondary Sublease. Such policy or policies of insurance shall name Secondary Sub-Lessee and Secondary Sub-Lessor as loss payee. LIABILITY INSURANCE AND INDEMNITY Secondary Sub-Lessee, at his own expense, shall provide and maintain in force during the term of this Secondary Sublease, primary and excess liability insurance coverage with limits in the amount of FIVE MILLION DOLLARS ($5,000,000.00), covering and naming both Secondary Sub-Lessor and Secondary Sub-Lessee as insureds, for any liability for property damage or personal injury arising as a result of Secondary Sub-Lessee's occupation of and operation on the leased premises. This insurance is to be carried by one or more

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insurance companies authorized to transact business in Texas and approved by
Secondary Sub-Lessor.

        Secondary Sub-Lessee agrees to indemnify and hold Secondary Sub-Lessor harmless from and against all judgments, costs, damages and expenses which may accrue against, be charged to or recovered from Secondary Sub-Lessor by reason or on account of damage to the property of, injury to or death of any person, arising from the use and/or occupancy of the demised premises by Secondary Sub-Lessee, Secondary Sub-Lessee's agents, employees, contractors and subcontractors, and/or from the use and/or occupancy by Secondary Sub-Lessee, Secondary Sub-Lessee's agents, employees, contractors, and subcontractors of any appurtenant facilities or property of Secondary Sub-Lessor, and/or from the use and/or occupancy by Secondary Sub-Lessee, Secondary Sub-Lessee's agents, employees, contractors, and subcontractors of any facilities or property of Secondary Sub-Lessor, provided that Secondary Sub-Lessor shall give Secondary Sub-Lessee prompt and timely notice of any claim made or suit instituted which, in any way, affects Secondary Sub-Lessee or his insurer, and Secondary Sub-Lessee or his insurer shall have the right to compromise and defend the same to the extent of their own interest; provided, further, that any failure by Secondary Sub-Lessor to give Secondary Sub-Lessee the foregoing

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notice shall not affect the liability of Secondary Sub-Lessee or his insurer hereunder to Secondary Sub-Lessor if Secondary Sub-Lessee has received actual timely notice of said claim or suit. Any final judgment rendered against Secondary Sub-Lessor for any cause for which Secondary Sub-Lessee is liable hereunder shall be conclusive against Secondary Sub-Lessee as to liability and amount.

             INSURANCE CERTIFICATES AND NOTIFICATION OF CANCELLATION

        Secondary Sub-Lessee shall furnish Secondary Sub-Lessor with certificates of all insurance required by this Article. Secondary Sub-Lessee shall notify Secondary Sub-Lessor at least ten (10) days prior to any cancellation of any insurance policy required by this Lease.

                  ARTICLE X. DAMAGE OR DESTRUCTION OF PREMISES
                         NOTICE TO SECONDARY SUB-LESSOR

        If the leased premises, or any structures or improvements on the leased premises, should be damaged or destroyed by fire, tornado, or other casualty, Secondary Sub-Lessee shall give immediate written notice of the damage or destruction to Secondary Sub-Lessor, including a description of the damage and, as far as known to Secondary Sub-Lessee, the cause of the damage.

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                             DESTRUCTION OF PREMISES

        If the structures or improvements on the leased premises should be totally or partially destroyed by fire, tornado, or other casualty, then the Secondary Sub-Lessee may elect either to repair or replace the same to the extent of the insurance proceeds available (in which case the rent payable hereunder shall be abated until such time as the Secondary Sub-Lessee can reasonably resume operation of his business, and the term hereof shall be extended for a period equal to the rent abatement period), or not to repair or replace the same and to terminate this Secondary Sublease, effective as of the date of written notification as provided in the preceding paragraph. In the event that Secondary Sub-Lessee elects to terminate this Secondary Sublease, all property insurance proceeds shall be allocated between Secondary Sub-Lessor and Secondary Sub-Lessee. The allocation shall be based upon a yearly proration over a 35 year period (e.g., if the casualty occurs in year three(3) of the lease term, Secondary Sub-Lessor shall receive 3/35 of the proceeds and Secondary Sub-Lessee shall receive 32/35 of the proceeds.

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                      ARTICLE XI. DEFAULT, ESCAPE AND CURE
                         DEFAULT BY SECONDARY SUB-LESSEE

        If Secondary Sub-Lessee shall allow the rent to be in arrears more than twenty (20) days after written notice of such delinquency, or shall remain in default under any other condition of this Secondary Sublease for a period of thirty (30) days after written notice from Secondary Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Secondary Sub-Lessee shall not be deemed in default so long as Secondary Sub-Lessee has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Secondary Sub-Lessor may at its option, without further notice to Secondary Sub-Lessee, terminate this Secondary Sublease or, in the alternative, Secondary Sub-Lessor may, in addition to any other remedies provided by law, re-enter and take possession of the premises and remove all persons and property without being deemed guilty in any manner of trespass and relet the premises, or any part of the premises, for all or any part of the remainder of the Secondary Sublease term, to a party satisfactory to Secondary Sub-Lessor and at such monthly rental as Secondary Sub-Lessor may with reasonable diligence be able to secure.

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                           SECONDARY SUB-LESSOR'S LIEN

        It is expressly agreed that, in the event of default by Secondary Sub-Lessee in the payment of rent or any other sum due from Secondary Sub-Lessee to Secondary Sub-Lessor under the terms of this Secondary Sublease, Secondary Sub-Lessor shall have a lien upon all fixtures, chattels, or other property of any description belonging to Secondary Sub-Lessee that are placed in, or become a part of, the leased premises as security for rent due and to become due for the remainder of the current Secondary Sublease term and any other sum due from Secondary Sub-Lessee to Secondary Sub-Lessor. This lien shall not be in lieu of, or in any way affect, the statutory landlord's lien given by law but shall be in addition to that lien, and Secondary Sub-Lessee grants to Secondary Sub-Lessor a security interest in all of Secondary Sub-Lessee's property placed in or on the leased premises for purposes of this contractual lien. This shall not prevent the sale by Secondary Sub-Lessee of any merchandise or property in the ordinary course of business free of such lien. In the event of default by Secondary Sub-Lessee, and in the event Secondary Sub-Lessor exercises the option to terminate the leasehold, re-enter, and relet the premises as provided in the preceding paragraph, then Secondary Sub-Lessor, after giving reasonable notice to Secondary Sub-Lessee of the

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intent to take possession and giving an opportunity for a hearing on the matter, may take possession of all of Secondary Sub-Lessee's property on the premises and sell it at public or private sale after giving Secondary Sub-Lessee reasonable notice of the time and place of any public sale or of the time after that any private sale is to be made, for cash or on credit, for such prices and terms as Secondary Sub-Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent due or to become due under this Secondary Sublease, with the balance, if any, to be paid to Secondary Sub-Lessee.

                         DEFAULT BY SECONDARY SUB-LESSOR

        If Secondary Sub-Lessor defaults in the performance of any term, covenant, or condition required to be performed by it under this agreement, and such default continues for more than thirty (30) days after written notice to Secondary Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Secondary Sub-Lessor shall not be deemed in default so long as Secondary Sub-Lessor has commenced to cure the default within said 30-day period and diligently prosecutes such cure to

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completion), Secondary Sub-Lessee may elect to do either one of the following:

        a. Secondary Sub-Lessee may remedy such default by any necessary action and, in connection with such remedy, may pay any reasonable expenses and employ counsel. All sums expended, or obligations incurred, by Secondary Sub-Lessee in connection with remedying Secondary Sub-Lessor's default shall be paid by Secondary Sub-Lessor to Secondary Sub-Lessee on demand and, on failure of such reimbursement, Secondary Sub-Lessee may, in addition to any other right or remedy that Secondary Sub-Lessee may have, deduct these costs and expenses from rent subsequently becoming due under this Secondary Sublease.

        b. Secondary Sub-Lessee may terminate this Secondary Sublease on giving at least sixty (60) days' written notice to Secondary Sub-Lessor of such intention. In the event Secondary Sub-Lessee elects this option, this Secondary Sublease will be terminated on the date designated in Secondary Sub-Lessee's notice, unless Secondary Sub-Lessor has cured the default prior to expiration of the sixty (60) day period.

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                      ESCAPABILITY BY SECONDARY SUB-LESSEE

        In the event that Secondary Sub-Lessor exercises its right to cancel the Operating Agreement (hereinafter defined) as permitted under Section 4 of the Operating Agreement, Secondary Sub-Lessee shall have the election, exercisable by written notice to Secondary Sub-Lessor, to terminate this Secondary Sublease.

                               CUMULATIVE REMEDIES

        All rights and remedies of Secondary Sub-Lessor and Secondary Sub-Lessee under this Article shall be cumulative, and none shall exclude any other right or remedy provided by law or by any other provision of this Secondary Sublease. All such rights and remedies may be exercised and enforced concurrently and whenever, and as often, as occasion for their exercise arises. WAIVER OF BREACH A waiver by either Secondary Sub-Lessor or Secondary Sub-Lessee of a breach of this Secondary Sublease by the other party does not constitute a continuing waiver or a waiver of any subsequent breach of the Secondary Sublease.

ARTICLE XII. INSPECTION BY SUB-LESSOR

        Secondary Sub-Lessee shall permit Secondary Sub-Lessor and Secondary Sub-Lessor's agents, representatives, and employees to enter into and on the leased premises at all reasonable times,

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agreed to by Secondary Sub-Lessee in advance, for the purpose of inspection or any other purpose necessary to protect Secondary Sub-Lessor's interest in the leased premises or to perform Secondary Sub-Lessor's duties under this Secondary Sublease. Said inspections shall have prior approval by management of the facility, to enable management to provide all security precautions necessary.

                       ARTICLE XIII. ASSIGNMENT AND LEASE
                ASSIGNMENT AND SUBLETTING BY SECONDARY SUB-LESSEE

        Secondary Sub-Lessee shall have the right to assign, sublet or otherwise transfer its rights or obligations under this Secondary Sublease or assign, sublet or otherwise transfer any right or interest in this Secondary Sublease or in the leased premises or the improvements or personal property located on the leased premises; provided, however, that Secondary Sub-Lessee must first have obtained the written consent of the Secondary Sub-Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Secondary Sub-Lessee may, without Secondary Sub- Lessor's consent, secure financing or general credit lines, and, as security therefor, Secondary Sub-Lessee shall have the right to grant a leasehold mortgage in this Secondary Sublease and enter into such other leasehold mortgage loan documents as may be

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requested by its lenders. Upon Secondary Sub-Lessee providing notice of such financing to Secondary Sub-Lessor, Secondary Sub- Lessor agrees that (i) except as otherwise provided in this Lease, there shall be no cancellation or surrender of this Secondary Sublease by joint action of Secondary Sub-Lessor and Secondary Sub- Lessee without the prior consent in writing of the holder of such leasehold mortgage, (ii) Secondary Sub-Lessor shall give the holder of such leasehold mortgage concurrent notice of any defaults by Secondary Sub-Lessee, and allow such holder the same period to remedy or cause to be remedied such defaults, but such holder shall have no obligation to cure the same, (iii) the holder of such leasehold mortgage may be added to the "loss payee" endorsement of any and all insurance policies carried by Secondary Sub-Lessee, and (iv) if the holder of such leasehold mortgage (or any affiliate of such holder) succeeds to the interest of Secondary Sub-Lessee, whether by foreclosure or otherwise, Secondary Sub-Lessor shall recognize such holder (or affiliate) as the secondary sub-lessee under this Secondary Sublease and continue to be bound by the terms hereof on the condition that such holder (or affiliate) shall cure all outstanding defaults of Secondary Sub-Lessee of which holder has been made aware by notice as provided herein and such holder attorns to Secondary Sub-Lessor.

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                ASSIGNMENT AND SUBLETTING BY SECONDARY SUB-LESSOR

        Secondary Sub-Lessor may not assign, encumber or otherwise transfer its rights or obligations under this Secondary Sublease or any right or interest in this Secondary Sublease or in the leased premises or the improvements or personal property located on the leased premises, without the prior written consent of Secondary Sub-Lessee, which consent shall not be unreasonably withheld. Any assignment of this Secondary Sublease by Sub-Lessor must be concurrent with an assignment by Sub-Lessor of all of its interest under the Base Lease and the Amended Sublease (as hereinafter defined).

                            ARTICLE XIV. CONDEMNATION

        If during the term of this Secondary Sublease or any extension thereof, all or any part of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, Secondary Sub-Lessee may terminate this Secondary Sublease by giving written notice to Secondary Sub-Lessor within thirty (30) days after possession of the condemned portion is taken by the entity exercising the power of condemnation. In the event that Secondary Sub-Lessee does not or fails to exercise its right to

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terminate this Secondary Sublease, Secondary Sub-Lessee shall to the extent of available condemnation proceeds restore and rebuild the building and other improvements situated on the leased premises to make them reasonably tenantable and suitable for the uses for which the premises are leased (in which case the rent payable hereunder shall be abated until such time as the Secondary Sub-Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period). Any excess proceeds shall be allocated between Secondary Sub-Lessor and Secondary Sub-Lessee in the same manner as provided in the last sentence of this paragraph. If after partial condemnation, this Secondary Sublease is not terminated, the fixed rent payable under Article II of this Secondary Sublease shall be adjusted equitably for the then remaining term of this Secondary Sublease. In the event that Secondary Sub-Lessee exercises its right to terminate this Secondary Sub-Lease, all condemnation proceeds shall be allocated between Secondary Sub-Lessor and Secondary Sub-Lessee. The allocation shall be based on a yearly proration over a 35 year period (e.g., if the condemnation occurs in year three (3) of the lease term, Secondary Sub-Lessor shall receive 3/35 of the proceeds and Secondary Sub-Lessee shall receive 32/35 of the proceeds).

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                      CONDEMNATION BY SECONDARY SUB-LESSOR

        Secondary Sub-Lessor agrees that it will not condemn any portion of the leased premises during any term of this Secondary Sublease.

                           ARTICLE XVI. MISCELLANEOUS
                                PERSONAL PROPERTY

        All personal property located on the premises or used in connection with the ongoing correctional facility operated thereon shall become the property of Secondary Sub-Lessor at the expiration or earlier termination of this lease.

                                      TAXES

        Although the parties believe that the leased premises are not subject to ad valorem taxation or property taxes, the parties have agreed that should the property be determined to be subject to ad valorem or property taxes, any and all ad valorem or property taxes on the leased premises or the improvements or personal property located thereon shall be the sole responsibility of Secondary Sub-Lessor, and shall be paid by Secondary Sub-Lessor; provided, however, that Secondary Sub-Lessee shall be responsible for ad valorem taxes with respect to all replacement personal property added to the leased premises by Secondary Sub-Lessee pursuant to Section 4 of this Secondary Sublease.

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                              NOTICES AND ADDRESSES

        All notices required under this Secondary Sublease must be given by certified mail, return receipt requested, addressed to the proper party, at the following addresses:
                      Secondary Sub-Lessor:
                                City Manager
                                City of Big Spring, Texas
                                310 Nolan
                                Big Spring, TX 79720

                      Secondary Sub-Lessee:
                                 Ed Davenport
                                c/o Midtex Detentions, Inc.
                                ATTENTION: Johnny Rutherford
                                610 Main, Suite A
                                Big Spring, TX 79720

Either party may change the address to which notices are to be sent it by giving the other party notice of the new address in the manner provided in this section. Additionally, Secondary Sub-Lessor agrees to provide a copy of any notice to Secondary Sub-Lessee to any mortgagee of Secondary Sub-Lessee for which it has been provided an address and Secondary Sub-Lessor agrees that any such mortgagee shall be afforded the same rights to cure any default of Secondary Sub-Lessee as are available to Secondary Sub-Lessee under this Secondary Sublease.

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                           PRIOR AGREEMENTS SUPERSEDED

        This agreement constitutes the sole and only Secondary Sublease of the parties relating to the leased premises and supersedes any prior understandings or written or oral agreements between the parties respecting this Secondary Sublease.

                                    AMENDMENT

        No amendment, modification, or alteration of the terms of this agreement shall be binding unless it is in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

                         RIGHTS AND REMEDIES CUMULATIVE

        The rights and remedies provided by this Secondary Sublease are cumulative, and the use of any one right or remedy by either party shall not preclude or waive that party's right to use any or all other remedies. The rights and remedies provided in this Secondary Sublease are in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                            ATTORNEY'S FEES AND COSTS

        If, as a result of a breach of this agreement by either party, the other party employs an attorney or attorneys to enforce its/his rights under this Secondary Sublease, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the Secondary Sublease.

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                                  FORCE MAJEURE

        Neither Secondary Sub-Lessor nor Secondary Sub-Lessee shall be required to perform any term, condition, or covenant in this Secondary Sublease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not within the control of Secondary Sub-Lessor or Secondary Sub-Lessee and which by the exercise of due diligence Secondary Sub-Lessor or Secondary Sub-Lessee is unable, wholly or in part, to prevent or overcome.

                                 TIME OF ESSENCE

        Time is of the essence of this agreement.

        JOINDER OF SECONDARY SUB-LESSOR AS LESSOR UNDER THE BASE LEASE AND SUB-LESSEE UNDER THE AMENDED SUBLEASE

        The leased premises covered by this Secondary Sublease are also subject to the following existing lease agreements:

        1. Lease Agreement dated the 18th day of February, 1994, between the City of Big Spring, Texas, as Lessor, and Ed Davenport, as Lessee, a copy of which is attached hereto as Exhibit "C";

        2. Lease Amendment, undated, between Lanny Lambert, as Agent for the City of Big Spring, Lessor, and Johnny Rutherford for Ed Davenport, Lessee, a copy of which is attached hereto as Exhibit "D" (the Lease Agreement, as amended, is referred to herein as the "Base Lease");

        3. Amended Sub-Lease Agreement, Flightline Unit, dated the 1st day of July, 1996, between Ed Davenport, as Sub-Lessor, and the City of Big Spring, Texas, as Sub-Lessee, a copy of which is attached hereto as Exhibit "E" (the "Amended Sublease").

        Secondary Sub-Lessor recognizes and agrees that certain conflicts or inconsistencies may exist between this Secondary Sublease and the Base Lease and between this Secondary Sublease and the Amended Sublease, including without limitation, variations in the manner in which insurance or condemnation proceeds shall be paid, variations in the notice and curative provisions and variations in the approvals required for alterations, additions or improvements to the leased premises. By its execution of this Secondary Sublease, Secondary Sub-Lessor (in its capacity as Lessor under the Base Lease and Sub-Lessee under the Amended Sublease) hereby consents to the terms of the Secondary Sublease and agrees that in the event of any such conflicts the Secondary Sublease shall control.

                                  CROSS-DEFAULT

               Concurrent with the execution of this Secondary Sublease, (i) Secondary Sub-Lessor and Secondary Sub-Lessee have entered the Amended Sublease,(ii)Secondary Sub-Lessee has assigned its interest in this Secondary Sublease, the Amended Sublease and the Base Lease to Cornell Corrections of Texas, Inc. (ACornell@) and (ii) Secondary Sub-Lessor and Cornell have entered into an Operating Agreement (the AOperating Agreement") wherein Secondary Sub-Lessor has engaged Cornell to operate the correctional facility located on the leased premises. Secondary Sub-Lessor and Secondary Sub-Lessee hereby agree that a default by Secondary Sub-Lessor under the Base Lease, the Amended Sublease or the Operating Agreement shall constitute a default by Secondary Sub-Lessor under this Secondary Sublease, and following notice and the expiration of any curative rights specified in the Operating Agreement, the Amended Sublease or the Base Lease, as the case may be, Secondary Sub-Lessee shall have the right to terminate this Secondary Sublease by delivering written notice of termination to Secondary Sub-Lessor.

        The undersigned Secondary Sub-Lessor and Secondary Sub-Lessee execute this agreement as of the 1st day of July, 1996, at Houston, Harris County, Texas.
                                    Secondary Sub-Lessor:

                                    CITY OF BIG SPRING, TEXAS


                                    BY:/s/ TIM BLACKSHEAR
                                           Tim Blackshear, Mayor
                                           City of Big Spring, Texas
                                           310 Nolan
                                           Big Spring, TX  79720
ATTEST:

/s/ TOM FERGUSON
    Tom Ferguson,
    City Secretary
                                            Secondary Sub-Lessee:


                                            /s/ Ed davenport
                                            ED DAVENPORT

THE STATE OF TEXAS    ss.
COUNTY OF HARRIS      ss.
        This instrument was acknowledged before me on the 9th day of July, 1996, by TIM BLACKSHEAR as Mayor of the CITY OF BIG SPRING, TEXAS.



                                            /s/ CHARLOTTE POE
                                            Notary Public, State of Texas


THE STATE OF TEXAS    ss.

COUNTY OF HARRIS      ss.

        This instrument was acknowledged before me on the 9th day of July, 1996, by ED DAVENPORT.


                                            /s/ CHARLOTTE POE
                                            Notary Public, State of Texas

                                     Page 29

                                   EXHIBIT "A"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee

[Legal description of leased premises]

                               DESCRIPTION OMITTED

                                   EXHIBIT "B"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee


               This Exhibit includes the personal property located at all three Big Spring Correctional Center ("BSCC") facilities -- Interstate, Airpark and Flightline. Only a portion of this personal property is located at the facility that is the subject of this lease agreement, but when taken in conjunction with the lease agreements on the two other BSCC facilities, represents all of the personal property used in connection with the BSCC.

                                  LIST OMITTED


                                   EXHIBIT "C"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee
               [Lease Agreement dated 2/18/94]

                                   EXHIBIT "C"

                                      LEASE

        This Lease is made and entered into by and between THE CITY OF BIG SPRING, a Municipal Corporation of the State of Texas, referred to in this lease as Lessor, and ED DAVENPORT, referred to in this lease as Lessee.
        In consideration of the mutual covenants and agreements set forth in this lease, and other good and valuable consideration, Lessor demises and leases to Lessee, and Lessee leases from Lessor, the premises described in Exhibit A attached to this lease. These premises are referred to in this lease as "the premises" or "the leased premises."

                                 ARTICLE 1.TERM
                                  Term of Lease

        1.01. The term of this lease shall be twenty (20) years, commencing on the 15TH day of FEBRUARY, 1994, and ending on the 14TH day of FEBRUARY, 2014, unless sooner terminated or extended as provided in this lease.
                                     Option to Extend Term
        1.02. Lessee has the right to extend this lease beyond the expiration date provided in 1.01 on the following terms and conditions:

               a. Should Lessee fully and faithfully perform all of the terms and conditions of this lease, Lessee may extend the term of this lease for a period of five (5) years, with the extended term to begin on the day following the expiration date of the lease term specified in 1.01, and for four (4) additional periods of the same length, each to commence on the day following the expiration date of the immediately preceding extended term. Provided, however, that if at the date of expiration of the original term or any extended term, Lessee is in default beyond any grace period provided in this lease in the performance of any of the terms or provisions of this lease, the remaining option or options shall be null and void. All of the terms, covenants, and provisions of this lease shall apply to all extended lease terms.
             b. Lessee may exercise each option to extend this lease by giving to Lessor notice of its intention to do so not later than thirty (30) days prior to the expiration of the lease term, in the case of the initial option to extend, or the extended lease term, in the case of successive options to extend. To constitute effective notice of an intention to exercise an option under this lease, the notice must be sent by certified or registered mail to Lessor at the address provided in 15.01 of this lease and must be postmarked no later than the latest date provided in this section for Lessee's exercise of the option.

                                    Holdover

      1.03. If Lessee holds over and continues in possession of the leased premises after expiration of the term of this lease or any extension of that term, other than as provided in 1.02, Lessee will be deemed to be occupying the premises on the basis of a month-to-month tenancy, subject to all of the terms and conditions of this lease.

                                 ARTICLE 2. RENT
                                   Fixed Rent

        2.01. Lessee agrees to pay to Lessor the sum of $ 800.00 per month on or before the first day of each month as a fixed rent for the succeeding month. Rent for any fractional month at the beginning or end of the lease term shall be prorated on a per diem basis. This fixed rent will increase on each fifth (5th) anniversary of this lease, by one percent (1%) for each point of increase in the Consumer Price Index based on the United States average published by the Bureau of Labor Statistics, U.S. Department of Labor, at the effective date of this lease agreement. Such increase shall become effective immediately upon notice by Lessor of the adjusted fixed rent amount. Lessee agrees to pay this fixed rent to Lessor at Lessor's office, located at 310 Nolan, Big Spring, Texas or at such other location or locations as Lessor shall from time to time designate by written notice to Lessee.

                                  Late Penalty

        2.01. (a) If the rent is not paid by the tenth of the month, an additional ten percent (10%) of the monthly rental will be charged to the Lessee as a late penalty.

                    Taxes and Assessments as Additional Rent

        2.02. In addition to the fixed rent specified in 2.01, Lessee shall pay the full amount of all real property taxes, special assessments, and governmental charges of every character imposed on the leased premises during the term of this lease, including any special assessments imposed on, or against, the premises for the construction or improvement of public works. Lessor acknowledges its obligation under Article 5.03 to provide initial utility service at Lessor's sole cost and expense. This additional rent shall be payable directly to the entity imposing the tax, assessment, or charge at least thirty
(30) days prior to the date on which the payment is due. Lessee shall provide Lessor with a receipt or other evidence of payment for each such tax, assessment, or charge paid as soon as a receipt or other evidence is available to Lessee.

                                    Deposit

        2.03. Lessee shall deposit with Lessor the sum of one month's rental which deposit shall be retained by Lessor during the lease term. Upon termination of the lease, the deposit will be returned to Lessee, less and except any monies then due and owing to Lessor by Lessee under the terms of this lease, including any cost of restoring the premises to the condition called for under the terms hereof, as well as any other indebtedness caused or charges owing by Lessee to Lessor or to any third parties.

                           ARTICLE 3. USE OF PREMISES
                                  Permitted Use

        3.01. Lessee may use the premises to operate and conduct a correctional facility. Lessee may not use the premises for any other purpose without the written consent of Lessor. Such consent shall not be unreasonably withheld.

                        Waste, Nuisance, or Illegal Uses

        3.02. Lessee shall not use, or permit the use of, the premises in any manner that results in waste of the premises or constitutes a nuisance or violates any statute, ordinance, rule, or regulation applicable to the premises or for any illegal purpose.

                        ARTICLE 4. REPAIR AND MAINTENANCE
                        Repairs and Maintenance by Lessee

        4.01. Lessee has inspected the leased premises and has found them in good condition and repair. Lessee shall, throughout the term of this lease and any extensions of that term, at its own expense and risk, maintain the leased premises and all improvements on the leased premises in good order and condition, including but not limited to making all repairs and replacements necessary to keep the premises and improvements in such condition. All maintenance, repairs, and replacements required by this section must be performed promptly when required and in a manner that will not cause depreciation in the value of the premises.

                     Lessee's Failure to Repair or Maintain

        4.02. In the event Lessee fails to perform its obligation to repair, replace, or maintain, as set forth in 4.01 above, after notice from Lessor of the need for such repair, replacement, or maintenance and the passage of a reasonable amount of time for performance after such notice, Lessor may enter the premises and make such repairs or replacements, or perform such maintenance or cause such repairs or replacements to be made or maintenance to be performed, at its own expense. Upon Lessor's notice to Lessee of the performance and cost of any maintenance, repairs, or replacements pursuant to this section, Lessee must immediately reimburse Lessor for any reasonable costs incurred by Lessor pursuant to this section, together with interest on any such sum at the highest legal rate from the date of the notice until the date paid by Lessee to Lessor.

                    ARTICLE 5. UTILITIES AND GARBAGE REMOVAL
                                 Utility Charges

        5.01. Lessee shall pay all utility charges for water, electricity, heat, gas, and telephone service used in and about the leased premises during the term of the lease, all such charges to be paid by Lessee directly to the utility company or municipality furnishing the same, before the same shall become delinquent.

                                 Garbage Removal

        5.02. Lessee shall pay for the removal of all garbage, weeds and rubbish from the leased premises during the term of the lease. Lessor to Provide Utility Service

        5.03. Utility service is not currently available at the leased premises. Lessor, at Lessor's sole cost and expense, shall provide all necessary permanent utility services and meters to the leased premises on or before one hundred-eighty (180) days after the execution of this lease. Lessor, at its sole cost, shall provide temporary water and electrical service for construction purposes within thirty (30) days after execution of this lease.

               ARTICLE 6. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
                                Consent of Lessor

        6.01. Lessee shall not make any alterations, additions, or improvements to the leased premises without the prior written consent of Lessor. Consent for nonstructural alterations, additions, or improvements shall not be unreasonably withheld by Lessor. Lessor consents to the construction of Big Spring Correctional Center Unit III on the leased premises according to the plans and specifications agreed to by the parties.

                               Property of Lessor

        6.02. All alterations, additions, or improvements made by Lessee shall become the property of Lessor at the termination of this lease. Lessor may, however, require that Lessee remove any or all alterations, additions, and improvements installed or made by Lessee, and any other property placed on the premises by Lessee, upon termination of the lease. In the event that Lessor requires Lessee to remove such alterations, additions, or improvements, Lessee shall repair any damage to the premises caused by such removal.

                       ARTICLE 7. TRADE FIXTURES AND SIGNS
                                 Trade Fixtures

        7.01. Lessee has the right at all times to erect or install shelves, bins, machinery, equipment, or other trade fixtures, in, on, or about the leased premises, provided that Lessee complies with all applicable governmental laws, ordinances, and regulations regarding such fixtures. Lessee has the right to remove all trade fixtures at the termination of this lease, provided Lessee is not in default under the lease and that the fixtures can be removed without structural damage to the building. Lessee must repair any damage to the leased premises caused by removal of trade fixtures, and all such repairs must be completed prior to the termination of the lease. Any trade fixtures that have not been removed by Lessee at the termination of this lease shall be deemed abandoned by the Lessee and shall automatically become the property of Lessor. In the event any trade fixture installed by Lessee is abandoned at the termination of the lease, Lessee must pay Lessor any reasonable expense actually incurred by Lessor to remove the fixture from the premises, less the fair market value of the fixture once removed, provided the fixture is removed within thirty
(30) days after Lessee has surrendered possession of the premises. This clause shall not apply to shelves, bins, machinery, equipment or other trade fixtures or personal property located on the leased premises and owned by Lessor.

                                     Signs

        7.02. Lessee shall have the right to erect signs on any portion of the leased premises, including, but not limited to, the exterior walls of the premises, subject to applicable laws, ordinances, and regulations. Lessee must remove all signs at the termination of this lease and repair any damage resulting from the erection or removal of the signs.

                           ARTICLE 8. MECHANIC'S LIEN

        Lessee will not permit any mechanic's lien or liens to be placed upon the leased premises or improvements on the premises. If a mechanic's lien is filed on the leased premises or on improvements on the leased premises, Lessee will promptly pay the lien. If default in payment of the lien continues for twenty (20) days after written notice from Lessor to Lessee, Lessor may, at its option, pay the lien or any portion of it without inquiry as to its validity. Any amounts paid by the Lessor to remove a mechanic's lien caused to be filed against the premises or improvements on the premises by Lessee, including expenses and interest, shall be due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of notice, together with interest at ten percent (10%) per annum until repaid.

                       ARTICLE 9. INSURANCE AND INDEMNITY
                               Liability Insurance

        9.01. Lessee, at its own expense, shall provide and maintain in force during the term of this lease, liability insurance in the amount of $300,000.00, or self insure in that amount, covering Lessor as well as Lessee, for any liability for property damage or personal injury arising as a result of Lessee's occupation or Lessor's ownership of the leased premises. This insurance is to be carried by one or more insurance companies authorized to transact business in Texas and approved by Lessor.

                     Remedy for Failure to Provide Insurance

        9.02. Lessee shall furnish Lessor with certificates of all insurance required by this article (or self insure) . If Lessee does not provide such certificates upon Lessor's delivery of possession to Lessee or if Lessee allows any insurance required under this article to lapse, Lessor may, at its option, take out and pay the premiums on the necessary insurance to comply with Lessee's obligations under the provisions of this article. Lessor is entitled to reimbursement from Lessee for all amounts spent by it to procure and maintain such insurance, with interest at the rate of ten percent (10%) per annum from the date of receipt of Lessor's notice of payment until reimbursement by Lessee.

                              Hold-Harmless Clause

        9.03. Lessee agrees to indemnify and hold Lessor harmless against any and all claims, demands, damages, costs, and expenses, including reasonable attorney's fees for the defense of such claims and demands, arising from the conduct or management of Lessee's business on the leased premises, or its use of the leased premises or from any breach on the part of Lessee of any conditions of this lease, or from any act or negligence of Lessee, its agents,contractors, employees, subtenants,concessionaires, or licensees in or about the leased premises. In case of any action or proceeding brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, agrees to defend the action or proceeding by councel acceptable to Lessor

                  ARTICLE 10. DAMAGE OR DESTRUCTION OF PREMISES
                                Notice to Lessor

        If the leased premises, or any structures or improvements on the leased premises, should be damaged or destroyed by fire, tornado, or other casualty, Lessee shall give immediate written notice of the damage or destruction to Lessor, including a description of the damage and, as far as known to Lessee, the cause of the damage.

                            ARTICLE 11. CONDEMNATION
                               Total Condemnation

        11.01. If during the term of this lease or any extension or renewal of it, all of the leased premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this lease shall terminate, and the rent shall be abated during the unexpired portion of this lease, effective as of the date of the taking of the premises by the condemning authority.

                              Partial Condemnation

        11.02. If less than all, but more than fifty percent (50%), of the leased premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, Lessee may terminate the lease by giving written notice to Lessor within thirty (30) days after possession of the condemned portion is taken by the entity exercising the power of condemnation.

        If the leased premises are partially condemned and Lessee fails to exercise the option to terminate the lease under this section, or if less than fifty percent (50%) of the leased premises are condemned, this lease shall not terminate, but Lessee may, at its sole expense, restore and reconstruct the building and other improvements situated on the leased premises to make them reasonably tenantable and suitable for the uses for which the premises are leased. The fixed rent payable under 2.01 of this lease shall be adjusted equitably during the unexpired portion of this lease.

                               Condemnation Award

        11.03. Lessor and Lessee shall each be entitled to receive and retain such separate awards, and portions of lump sum awards, as may be allocated to their respective interests in any condemnation proceedings. The termination of this lease shall not affect the rights of the respective parties to such awards.

                             Condemnation by Lessor

        11.04. Lessor agrees that it will not condemn any portion of the leased premises during any term of this lease.

                               ARTICLE 12. DEFAULT
                                Default by Lessee

        12.01. If Lessee shall allow the rent to be in arrears more than ten
(10) days after written notice of such delinquency, or shall remain in default under any other condition of this lease for a period of twenty (20) days after written notice from Lessor, Lessor may at its option, without notice to Lessee, terminate this lease or, in the alternative, Lessor may reenter and take possession of the premises and remove all persons and property without being deemed guilty of any manner of trespass and relet the premises, or any part of the premises, for all or any part of the remainder of the lease term, to a party satisfactory to Lessor and at such monthly rental as Lessor may with reasonable diligence be able to secure. Should Lessor be unable to relet after reasonable efforts to do so, or should such monthly rental be less than the rental Lessee was obligated to pay under this lease, or any renewal of this lease, plus the expense of reletting, then Lessee shall pay the amount of such deficiency to Lessor.

                                  Lessor's Lien

        12.02. It is expressly agreed that, in the event of default by Lessee in the payment of rent or any other sum due from Lessee to Lessor under the terms of this lease, Lessor shall have a lien upon all fixtures, chattels, or other property of any description belonging to Lessee that are placed in, or become a part of, the leased premises as security for rent due and to become due for the remainder of the current lease term and any other sum due from Lessee to Lessor. This lien shall not be in lieu of, or in any way affect, the statutory lessor's lien given by law but shall be in addition to that lien, and Lessee grants to Lessor a security interest in all of Lessee's property placed in or on the leased premises for purposes of this contractual lien. This shall not prevent the sale by Lessee of any merchandise in the ordinary course of business free of such lien to Lessor. In the event Lessor exercises the option to terminate the leasehold, reenter, and relet the premises as provided in the preceding paragraph, then Lessor, after giving reasonable notice to Lessee of the intent to take possession and giving an opportunity for a hearing on the matter, may take possession of all of Lessee's property on the premises and sell it at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after that any private sale is to be made, for cash or on credit, for such prices and terms as Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent due or to become due under this lease, with the balance, if any, to be paid to Lessee.

                                Default by Lessor

        12.03. If Lessor defaults in the performance of any term, covenant, or condition required to be performed by it under this agreement, Lessee may elect to do either one of the following:

                (1) After not less than thirty (30) days' notice to Lessor, Lessee may remedy such default by any necessary action and, in connection with such remedy, may pay expenses and employ counsel. All sums expended, or obligations incurred, by Lessee in connection with remedying Lessor's default shall be paid by Lessor to Lessee on demand and, on failure of such reimbursement, Lessee may, in addition to any other right or remedy that Lessee may have, deduct these costs and expenses from rent subsequently becoming due under this lease.

                (2) Lessee may terminate this lease on giving at least thirty
(30) days' notice to Lessor of such intention. In the event Lessee elects this option, the lease will be terminated on the date designated in Lessee's notice, unless Lessor has cured the default prior to expiration of the thirty-day (30) period.

                               Cumulative Remedies

        12.04. All rights and remedies of Lessor and Lessee under this Article shall be cumulative, and none shall exclude any other right or remedy provided by law or by any other provision of this lease. All such rights and remedies may be exercised and enforced concurrently and whenever, and as often, as occasion for their exercise arises. Waiver of Breach 11.05. A waiver by either Lessor or Lessee of a breach of this lease by the other party does not constitute a continuing waiver or a waiver of any subsequent breach of the lease.

                                Waiver of Breach

        12.05. A waiver by either Lessor or Leesee of a breach of this lease by the other party does not constitute waiver of any subsequent breach of the lease.

                        ARTICLE 13. INSPECTION BY LESSOR

        Lessee shall permit Lessor and Lessor's agents, representatives, and employees to enter into and on the leased premises at all reasonable times for the purpose of inspection or any other purpose necessary to protect Lessor's interest in the leased premises or to perform Lessor's duties under this lease.

                       ARTICLE 14. ASSIGNMENT AND SUBLEASE
                       Assignment and Subletting by Lessee

        14.01. Lessee shall have the unrestricted right to assign its rights under this lease to anyone, including, but not limited to, The First National Bank in Big Spring.

                              Assignment by Lessor

        14.02. Lessor may assign or transfer any or all of its interests under the terms of this lease.

                           ARTICLE 15. MISCELLANEOUS
                             Notices and Addresses

        15.01 All notices required under this lease must be given by certified mail or registered mail, addressed to the proper party, at the following addresses:

               Lessor: The City of Big Spring, Texas
                       310 Nolan
                       Big Spring, TX 79720

               Lessee:
                       Ed Davenport
                       610 Main
                       Big Spring, TX 79720

Either party may change the address to which notices are to be sent it by giving the other party notice of the new address in the manner provided in this section.

                                  Parties Bound

        15.02. This agreement shall be binding upon, and inure to the benefit of, the parties to the lease and their respective heirs, executors, administrators, legal representatives, successors, and assigns when permitted by this agreement.

                               Texas Law to Apply

        15.03. This agreement shall be construed under, and in accordance with, the laws of the State of Texas, and all obliga tions of the parties created by this lease are performable in Howard County, Texas.

                               Legal Construction

        15.04. In case any one or more of the provisions contained in this agreement shall for any reason be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of the agreement, and this agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been included in the agreement. Prior Agreements Superseded 13.05. This agreement constitutes the sole and only agreement of the parties to the agreement and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this agreement.

                           Prior Agreements Supersede

        15.05 This agreement constitutes the sole and only agreement of the agreement and superedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this agreement

                                    Amendment

        15.06. No amendment, modification, or alteration of the terms of this agreement shall be binding unless it is in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

                         Rights and Remedies Cumulative

        15.07. The rights and remedies provided by this lease agreement are cumulative, and the use of any one right or remedy by either party shall not preclude or waive that party's right to use any or all other remedies. The rights and remedies provided in this lease are in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                            Attorney's Fees and Costs

        15.08. If, as a result of a breach of this agreement by either party, the other party employs an attorney or attorneys to enforce its rights under this lease, then the breaching or defaulting party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the lease.

                                  Force Majeure

        15.09. Neither Lessor nor Lessee shall be required to perform any term, condition, or covenant in this lease so long as such performance is delayed or prevented by FORCE MAJEURE, which shall mean acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or overcome.

                      Compatibility with Airport Operations

        15.10. All construction, erection, alteration or growth of any structure, tree or other object on the leased premises must not constitute an obstruction to air navigation. No use of the property shall interfere with aircraft operations (taxiing, takeoff and landing) at the McMahon-Wrinkle Airpark. Lessor shall be responsible for obtaining FAA approval of any and all construction, erection or alteration on the leased premises, including the initial construction based upon the plans and specifications agreed to by the parties.

                               Non-Discrimination

        15.11. The Lessor, in exercising any of the rights or privileges herein granted to it, shall not on the grounds of race, color or national origin discriminate or permit discrimination against any person or group of persons in any manner prohibited by part 21 of the regulations of the Secretary of Transportation issued under the provisions of Title 6 of the Civil Rights Act of 1964. The Lessor is hereby granted the right to take such action, anything to the contrary notwithstanding, as the United States may direct to enforce this nondiscrimination covenant.

                                 Time of Essence

        15.12. Time is of the essence of this agreement.

        Conflicts with Provisions of Sublease

        15.13. The parties acknowledge that they are simultaneously entering into a Sublease Agreement covering the same property, wherein the Lessor herein is Sub-Lessee and the Lessee herein is Sub-Lessor. During the entire period when both this Lease Agreement and the Sublease Agreement are in full force and effect, any conflicts between the terms and provisions of this Lease Agreement and the Sublease Agreement shall be controlled by the provisions in the Sublease Agreement. The potential conflicts include repairs and maintenance, utilities and garbage removal, alterations, additions and improvements, trade fixtures and signs, condemnation and taxes. If the Sublease Agreement is terminated for any reason, then the provisions in this Lease Agreement regarding those areas shall become operable and in full force and effect so long as this Lease Agreement remains in effect.


        The undersigned Lessor and Lessee execute this agreement on the 18TH day of FEBRUARY, 1994, at Big Spring, Howard County, Texas.


                                            LESSOR:

                                            ------------------------------------
                                            THE CITY OF BIG SPRING, TEXAS,


                                            -----------------------------------
                                            BY:    TIM BLACKSHEAR, MAYOR

ATTEST:

- ----------------------------
TOM FERGUSON, CITY SECRETARY


                                            LESSEE:


                                            ------------------------------------
                                            ED DAVENPORT


THE STATE OF TEXAS           ss.

COUNTY OF HOWARD             ss.

        This instrument was acknowledged before me on the _______day of ____________, 199_, by TIM BLACKSHEAR as Mayor of the CITY OF BIG SPRING, TEXAS.


                                                   -----------------------------
                                                   Notary Public, State of Texas


THE STATE OF TEXAS           ss.

COUNTY OF                    ss.

        This instrument was acknowledged before me on the ___ day of____________, 199_, by ED DAVENPORT.


                                                   -----------------------------
                                                   Notary Public, State of Texas


                           CRIM & BRADSHAW ENGINEERING
                              SURVEY \ ENGINEERING

                  805 East 3rd Street, Big Spring, Texas, 79720
                        915-263-1098       Fax 915-263-1294

December 27,1993

                                22.798 ACRE TRACT

Being a 22.798 acre tract out of the W/2 of Section 3, Block 33, T- 1-S, T. & P. RR. Co. Survey, Howard County, Texas, described by metes and bounds as follows:

Beginning at a 120-D Nail in Pavement for the SW corner of this tract; from whence the SW corner of Section 3, Block 33, T-1-S, T. & P. RR. Co. Survey, Howard County,Texas, bears S. 6(degrees)40|13" W. 2201.1|.

Thence N. 85(degrees)53|02" E. 808.8| to a 120-D Nail for the SE corner of this tract

Thence N. 1(degrees)53|33" E. 979.53| to a 120-D Nail for a corner in the East line of this tract

Thence N. 10(degrees)38|21" W. 138.11" to a 120-D Nail for a corner in the East line of this tract

Thence N. 38(degrees)14|22" W. 93.02| to a 120-D Nail for a corner of this tract

Thence N. 50(degrees)18|20" W. 325.12| to a 120-D Nail for the NE corner of this tract

Thence S. 85(degrees)45|08" W. 327.44| to a 120-D Nail for the NW corner of this tract

Thence S. 7(degrees)09|02" W. 1440.4| to the place of beginning.

Containing 22.798 Acres

- ---------------------
Michael Lynn McBrayer
Licensed Professional Land Surveyor
No. 4161

                                   EXHIBIT "D"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee


     [Lease Amendment, undated]

                                   EXHIBIT "D"

                                 LEASE AMENDMENT

This Administrative Lease Amendment is made and entered into between Lanny S. Lambert, City Manager, Chief Administration Office of the City of Big Spring, Lessor and Johnny Rutherford, President of Midtex Detention Center Inc. for Ed Davenport, Lessee.

                                 ARTICLE 2 RENT
                                   FIXED RENT

2.01 The fixed rent in the sum of Eight Hundred Dollars ($800.00) is amended to read Six Hundred Thirty Four Dollars ($634.00) per month, effective October 1, 1994.

This reduction is by Mutual Agreement and is within the FAA Fair Market Value
(FMV) criteria.

                                                   -----------------------------
                                                   LANNY S. LAMBERT
                                                   Lessor Agent
                                                   City of Big Spring

ATTEST:

- ------------------------------
TOM FERGUSON, City Secretary

                                                   LESSEE

                                                   -----------------------------
                                                   JOHNNY RUTHERFORD
                                                   President, Midtex Detention
                                                   Center, Inc.

                                   EXHIBIT "E"

               Attached to Secondary Sublease Agreement by and between the City of Big Spring, Texas, Secondary Sub-Lessor, and Ed Davenport,
               Secondary Sub-Lessee


          [Amended Sublease Agreement, Flightline Unit, dated 7/1/96]

                                   EXHIBIT "E"

                           AMENDED SUBLEASE AGREEMENT

                                 FLIGHTLINE UNIT

        This Sublease is made and entered into by and between Ed Davenport of McCulloch County, Texas, referred to in this Amended Sublease as Sub-Lessor, and the City of Big Spring, Texas, a municipal corporation, referred to in this Amended Sublease as Sub-Lessee.

        In consideration of the mutual covenants and agreements set forth in this Amended Sublease, and other good and valuable consideration, Sub-Lessor demises and leases to Sub-Lessee, and Sub-Lessee leases from Sub-Lessor, the
22.798 acre tract of real property situated on Big Spring McMahon-Wrinkle Airpark property in Big Spring, Howard County, Texas, including any and all improvements located thereon, said real property more particularly described in Exhibit "A" attached to this Amended Sublease. These premises are referred to in this Amended Sublease as "the premises" or "the leased premises."

                                 ARTICLE I. TERM
                            TERM OF AMENDED SUBLEASE

        The term of this Amended Sublease shall begin on the date of execution hereof, and end on the 14th day of February, 2034, unless sooner terminated as provided in this Amended Sublease.

                                    HOLDOVER

        If Sub-Lessee holds over and continues in possession of the leased premises after expiration of the term of this Amended Sublease or any extension of that term, other than as provided in the preceding paragraph, Sub-Lessee will be deemed to be occupying the premises on the basis of a month-to-month tenancy, subject to all of the terms and conditions of this Amended Sublease.

                                ARTICLE II. RENT
                                   FIXED RENT

        Sub-Lessee agrees to pay Sub-Lessor the sum of ONE DOLLAR ($1.00) per year on or before the first day of June, each year, as fixed rental for each succeeding year during the entire term of this Amended Sublease; provided that, if the Secondary Sublease (as hereinafter defined) between Sub-Lessor and Sub-Lessee should terminate for any reason, the fixed rental payable hereunder shall increase to the same amount of rental as is payable by Sub-Lessor under the Base Lease (as hereinafter defined).

        Sub-Lessee agrees to pay all rent to Sub-Lessor at Sub-Lessor's office, located at 610 Main Street, Big Spring, TX 79720, or at such other location or locations as Sub-Lessor shall from time to time designate by written notice to Sub-Lessee.

                          ARTICLE III. USE OF PREMISES
                                  PERMITTED USE

        Sub-Lessee may use the premises to operate and conduct a correctional or detention facility. Sub-Lessee may not use the premises for any other purpose without the written consent of Sub- Lessor.

                        WASTE, NUISANCE, OR ILLEGAL USES

        Sub-Lessee shall not use, or permit the use of, the premises in any manner that results in waste of the premises or constitutes a nuisance or violates any statute, ordinance, rule, or regulation applicable to the premises or for any illegal purpose.

                       ARTICLE IV. REPAIRS AND MAINTENANCE
                      REPAIRS AND MAINTENANCE BY SUB-LESSEE

        Sub-Lessee shall, throughout the term of this Amended Sublease and any extensions of that term, at its own expense and risk, maintain the leased premises and all improvements on the leased premises in good order and condition, including but not limited to making all repairs and replacements necessary to keep the premises and improvements in such condition, normal wear and tear excepted.

                              ARTICLE V. UTILITIES
                                 UTILITY CHARGES

        Sub-Lessee shall pay all utility charges, including but not limited to, water, electricity, heat, gas, and telephone service, used in and about the leased premises during the term of the Amended Sublease, all such charges to be paid by Sub-Lessee directly to the utility company or municipality furnishing the same, before the same shall become delinquent.

                                 GARBAGE REMOVAL

        Sub-Lessee shall pay for the removal of all garbage and rubbish from the leased premises during the term of the Amended Sublease.

              ARTICLE VI. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS
                            NO CONSENT OF SUB-LESSOR

        Sub-Lessee shall have the right without Sub-Lessor's consent to make, as Sub-Lessee's sole cost and expense, any alterations, additions, or improvements to the leased premises. Sub-Lessee shall obtain all approvals required for any alterations, additions or improvements made by Sub-Lessee to the leased premises, including approvals of FAA as required by the Indenture between the United States of America and the City of Big Spring, Texas, dated October 6, 1978.

                             PROPERTY OF SUB-LESSOR

        All alterations, additions, or improvements made by Sub-Lessee shall become the property of Sub-Lessor at the termination of this Amended Sublease, and Sub-Lessee shall have no obligation to remove such alterations, additions or improvements unless they were made in violation of the preceding paragraph.

                               ARTICLE VII. SIGNS

        Sub-Lessee shall have the right to erect signs on any portion of the leased premises, including, but not limited to, the exterior walls of the premises, subject to applicable laws, ordinances, and regulations. Sub-Lessee must remove all signs at the termination of this Amended Sublease and repair any damage resulting from the erection or removal of the signs.

                          ARTICLE VIII. MECHANIC'S LIEN

        Sub-Lessee will not cause any mechanic's lien or liens to be placed upon the leased premises or improvements on the premises. If such a mechanic's lien is filed on the leased premises, Sub-Lessee will promptly pay the lien; provided that Sub-Lessee shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Sub-Lessee shall post the appropriate bond or give to Sub-Lessor such security as may be deemed reasonably satisfactory to Sub-Lessor to insure payment thereof (and to prevent any sale, foreclosure, or forfeiture of the leased premises by reason of non-payment thereof) and provided further, that on final determination of the lien or claim for lien, Sub-Lessee shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and the judgment satisfied.

                       ARTICLE IX. INSURANCE AND INDEMNITY
                               PROPERTY INSURANCE

        Sub-Lessee shall, at its own expense, during the term of this Amended Sublease, keep all buildings and improvements on the leased premises insured against loss or damage by fire or theft, with extended coverage to include direct loss by windstorm, hail, explosion, riot, or riot attending a strike, civil commotion, aircraft, vehicles, and smoke, in the aggregate amount of not less than 100% of replacement value. LIABILITY INSURANCE AND INDEMNITY Sub-Lessee, at its own expense, shall provide and maintain in force during the term of this Amended Sublease, primary and excess liability insurance coverage with limits in the amount of FIVE MILLION DOLLARS ($5,000,000.00), covering and naming both Sub- Lessor and Sub-Lessee as insureds, for any liability for property damage or personal injury arising as a result of Sub-Lessee's occupation of and operation on the leased premises. This insurance is to be carried by one or more insurance companies authorized to transact business in Texas and approved by Sub-Lessor.

        Sub-Lessee agrees to indemnify and hold Sub-Lessor harmless from and against all judgments, costs, damages and expenses which may accrue against, be charged to or recovered from Sub-Lessor by reason or on account of damage to the property of, injury to or death of any person, arising from the use and/or occupancy of the leased premises by Sub-Lessee, Sub-Lessee's agents, employees, contractors and subcontractors, and/or from the use and/or occupancy by Sub-Lessee, Sub-Lessee's agents, employees, contractors, and subcontractors of any appurtenant facilities or property of Sub-Lessor, and/or from the use and/or occupancy by Sub-Lessee, Sub-Lessee's agents, employees, contractors, and subcontractors of any facilities or property of Sub-Lessor, provided that Sub-Lessor shall give Sub-Lessee prompt and timely notice of any claim made or suit instituted which, in any way, affects Sub-Lessee or its insurer, and Sub-Lessee or its insurer shall have the right to compromise and defend the same to the extent of their own interest; provided, further, that any failure by Sub-Lessor to give Sub-Lessee the foregoing notice shall not affect the liability of Sub-Lessee or its insurer hereunder to Sub-Lessor if Sub-Lessee has received actual timely notice of said claim or suit. Any final judgment rendered against Sub-Lessor for any cause for which Sub-Lessee is liable hereunder shall be conclusive against Sub-Lessee as to liability and amount.

             INSURANCE CERTIFICATES AND NOTIFICATION OF CANCELLATION

        Sub-Lessee shall furnish Sub-Lessor with certificates of all insurance required by this Article. Sub-Lessee shall notify Sub- Lessor at least 10 days prior to any cancellation of any insurance policy required by this Lease.

                        WAIVER OF INSURANCE REQUIREMENTS

        So long as the Secondary Sublease between Sub-Lessor and Sub-Lessee remains in effect, Sub-Lessor hereby waives Sub-Lessee's obligation to carry the insurance specified in this Article IX.

                  ARTICLE X. DAMAGE OR DESTRUCTION OF PREMISES
                              NOTICE TO SUB-LESSOR

        If the leased premises, or any structures or improvements on the leased premises, should be damaged or destroyed by fire, tornado, or other casualty, Sub-Lessee shall give immediate written notice of the damage or destruction to Sub-Lessor, including a description of the damage and, as far as known to Sub-Lessee, the cause of the damage.

                             DESTRUCTION OF PREMISES

        If the structures or improvements on the leased premises should be totally or partially destroyed by fire, tornado, or other casualty, then the Sub-Lessee may elect either to repair or replace the same to the extent of the insurance proceeds available (in which case the rent payable hereunder shall be abated until such time as the Sub-Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period), or not to repair or replace the same and to terminate this Amended Sublease, effective as of the date of written notification as provided in the preceding paragraph. In the event that Sub-Lessee elects to terminate this Amended Sublease, all property insurance proceeds shall be allocated between Sub-Lessor and Sub-Lessee. The allocation shall be based on a yearly proration over a 35 year period (e.g., if the casualty occurs in year three (3) of the lease term, Sub-Lessor will receive 3/35 of the proceeds and Sub-Lessee will receive 32/35 of the proceeds).

                               ARTICLE XI. DEFAULT
                              DEFAULT BY SUB-LESSEE

        If Sub-Lessee shall allow the rent to be in arrears more than twenty
(20) days after written notice of such delinquency, or shall remain in default under any other condition of this Amended Sublease for a period of thirty (30) days after written notice from Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Sub-Lessee shall not be deemed in default so long as Sub-Lessee has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Sub-Lessor may at its option, without further notice to Sub-Lessee, terminate this Amended Sublease or, in the alternative, Sub-Lessor may, in addition to any other remedies provided by law, re-enter and take possession of the leased premises and remove all persons and property without being deemed guilty in any manner of trespass and relet the leased premises, or any part of the leased premises, for all or any part of the remainder of the Amended Sublease term, to a party satisfactory to Sub-Lessor and at such monthly rental as Sub-Lessor may with reasonable diligence be able to secure.

                                SUB-LESSOR'S LIEN

        It is expressly agreed that, in the event of default by Sub-Lessee in the payment of rent or any other sum due from Sub-Lessee to Sub-Lessor under the terms of this Amended Sublease, Sub-Lessor shall have a lien upon all fixtures, chattels, or other property of any description belonging to Sub-Lessee that are placed in, or become a part of, the leased premises as security for rent due and to become due for the remainder of the current Amended Sublease term and any other sum due from Sub-Lessee to Sub-Lessor. This lien shall not be in lieu of, or in any way affect, the statutory landlord's lien given by law but shall be in addition to that lien, and Sub-Lessee grants to Sub-Lessor a security interest in all of Sub-Lessee's property placed in or on the leased premises for purposes of this contractual lien. This shall not prevent the sale by Sub-Lessee of any merchandise or property in the ordinary course of business free of such lien. In the event of default by Sub-Lessee, and in the event Sub-Lessor exercises the option to terminate the Amended Sublease hold, re-enter, and relet the premises as provided in the preceding paragraph, then Sub-Lessor, after giving reasonable notice to Sub-Lessee of the intent to take possession and giving an opportunity for a hearing on the matter, may take possession of all of Sub-Lessee's property on the premises and sell it at public or private sale after giving Sub-Lessee reasonable notice of the time and place of any public sale or of the time after that any private sale is to be made, for cash or on credit, for such prices and terms as Sub-Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent due or to become due under this Amended Sublease, with the balance, if any, to be paid to Sub-Lessee.

DEFAULT BY SUB-LESSOR

        If Sub-Lessor defaults in the performance of any term, covenant, or condition required to be performed by it under this agreement, and such default continues for more than thirty (30) days after written notice to Sub-Lessor (provided that, if such default is not reasonably capable of cure within said 30-day period, Sub-Lessor shall not be deemed in default so long as Sub- Lessor has commenced to cure the default within said 30-day period and diligently prosecutes such cure to completion), Sub-Lessee may elect to do either one of the following:


        a. Sub-Lessee may remedy such default by any necessary action and, in connection with such remedy, may pay any reasonable expenses and employ counsel. All sums expended, or obligations incurred, by Sub-Lessee in connection with remedying Sub-Lessor's default shall be paid by Sub-Lessor to Sub-Lessee on demand and, on failure of such reimbursement, Sub-Lessee may, in addition to any other right or remedy that Sub-Lessee may have, deduct these costs and expenses from rent subsequently becoming due under this Amended Sublease.

        b. Sub-Lessee may terminate this Amended Sublease on giving at least sixty (60) days' written notice to Sub-Lessor of such intention. In the event Sub-Lessee elects this option, the Amended Sublease will be terminated on the date designated in Sub-Lessee's notice, unless Sub-Lessor has cured the default prior to expiration of the sixty (60) day period.

                              CUMULATIVE REMEDIES

        All rights and remedies of Sub-Lessor and Sub-Lessee under this Article shall be cumulative, and none shall exclude any other right or remedy provided by law or by any other provision of this Amended Sublease. All such rights and remedies may be exercised and enforced concurrently and whenever, and as often, as occasion for their exercise arises.

                                WAIVER OF BREACH

        A waiver by either Sub-Lessor or Sub-Lessee of a breach of this Amended Sublease by the other party does not constitute a continuing waiver or a waiver of any subsequent breach of the Amended Sublease.

                     ARTICLE XII. INSPECTION BY SUB-LESSOR

        Sub-Lessee shall permit Sub-Lessor and Sub-Lessor's agents, representatives, and employees to enter into and on the leased premises at all reasonable times, agreed to by Sub-Lessee in advance, for the purpose of inspection or any other purpose necessary to protect Sub-Lessor's interest in the leased premises or to perform Sub-Lessor's duties under this Amended Sublease. Said inspections shall have prior approval by management of the facility, to enable management to provide all security precautions necessary.

                      ARTICLE XIII. ASSIGNMENT AND SUBLEASE
                     ASSIGNMENT AND SUBLETTING BY SUB-LESSEE

        Sub-Lessee may sublet, assign, encumber, or otherwise transfer this Amended Sublease, or any right or interest in this Amended Sublease or in the leased premises or the improvements on the leased premises, without the prior written consent of Sub-Lessor. Any assignment of this Amended Sublease by Sub-Lessee must be concurrent with an assignment by Sub-Lessee of all of its interest under the Base Lease and Secondary Sublease (as hereinafter defined).

                     ASSIGNMENT AND SUBLETTING BY SUB-LESSOR

        Sub-Lessor shall have the right to assign its rights under this Amended Sublease to anyone; provided, however, that Sub-Lessor must first have obtained the written consent of the Sub-Lessee, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Sub-Lessor may, without Sub-Lessee's consent, secure financing or general lines of credit, and as security thereof, Sub- Lessor shall have the right encumber its interest in this Lease and enter into such leasehold mortgage loan documents as may be requested by its lenders.

                            ARTICLE XIV. CONDEMNATION

        If during the term of this Amended Sublease or any extension thereof, all or any part of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, Sub-Lessee may terminate this Amended Sublease by giving written notice to Sub-Lessor within thirty (30) days after possession of the condemned portion is taken by the entity exercising the power of condemnation. In the event that Sub-Lessee does not or fails to exercise its right to terminate this Amended Sublease, Sub-Lessee shall (to the extent of available condemnation proceeds) restore and rebuild the building and other improvements situated on the leased premises to make them reasonably tenantable for the uses for which they are leased (in which case the rent payable hereunder shall be abated until such time as the Sub-Lessee can reasonably resume operation of its business, and the term hereof shall be extended for a period equal to the rent abatement period). Any excess proceeds shall be allocated between Sub-Lessor and Sub- Lessee in the same manner as provided in the last sentence of this paragraph. In the event that sub-Lessee exercises its right to terminate this Amended sublease, all condemnation proceeds shall be allocated between Sub-Lessor and Sub-Lessee. The allocation shall be based on a yearly proration over a 35 year period (e.g., if the condemnation occurs in year three (3) of the lease term, Sub-Lessor shall receive 3/35 of the proceeds and Sub-Lessee shall receive 32/35 of the proceeds).

                            ARTICLE XV. MISCELLANEOUS
                                      TAXES

        Any and all ad valorem or property taxes on the leased premises or the improvements or personal property located thereon shall be the responsibility of Sub-Lessee, and shall be paid by Sub-Lessee.

                                  ESCAPE CLAUSE
                                 ***(DELETED)***
                              NOTICES AND ADDRESSES

        All notices required under this Amended Sublease must be given by certified mail, return receipt requested, addressed to the proper party, at the following addresses:

                      Sub-Lessor:

                                Ed Davenport
                                c/o Midtex Detentions, Inc.
                                ATTENTION: Johnny Rutherford
                                610 Main, Suite A
                                Big Spring, TX 79720

                      Sub-Lessee:

                                City Manager
                                City of Big Spring, Texas
                                310 Nolan
                                Big Spring, TX 79720

Either party may change the address to which notices are to be sent it by giving the other party notice of the new address in the manner provided in this section. Additionally, Sub-Lessee agrees to provide a copy of any notice to Sub-Lessor to any mortgagee of Sub-Lessor for which it has been provided an address and Sub-Lessee agrees that any such mortgagee shall be afforded the same rights to cure any default of Sub-Lessor as are available to Sub-Lessor under this Amended Sublease.

                         OPTION TO PURCHASE IMPROVEMENTS
                                 ***(DELETED)***
                                    AMENDMENT

        No amendment, modification, or alteration of the terms of this agreement shall be binding unless it is in writing, dated subsequent to the date of this agreement, and duly executed by the parties to this agreement.

                         RIGHTS AND REMEDIES CUMULATIVE

        The rights and remedies provided by this Amended Sublease agreement are cumulative, and the use of any one right or remedy by either party shall not preclude or waive that party's right to use any or all other remedies. The rights and remedies provided in this Amended Sublease are in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                           ATTORNEY'S FEES AND COSTS

        If, as a result of a breach of this agreement by either party, the other party employs an attorney or attorneys to enforce its rights under this Amended Sublease, then the breaching or default ing party agrees to pay the other party the reasonable attorney's fees and costs incurred to enforce the Amended Sublease.

                                  FORCE MAJEURE

        Neither Sub-Lessor nor Sub-Lessee shall be required to perform any term, condition, or covenant in this Amended Sublease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, material or labor restrictions by any governmental authority, civil riot, floods, and any other cause not within the control of Sub-Lessor or Sub-Lessee and which by the exercise of due diligence Sub-Lessor or Sub-Lessee is unable, wholly or in part, to prevent or overcome.

                                 TIME OF ESSENCE

        Time is of the essence of this agreement.

                           PRIOR AGREEMENTS SUPERSEDED

        This agreement amends, modifies and supersedes, from and after the execution hereof, the Sublease Agreement with Option to Purchase Improvements, BSCC Unit III, covering the leased premises, dated February 18, 1994, between Ed Davenport as Sub-Lessor, and the City of Big Spring, Texas, as Sub-Lessee.

                                  CROSS-DEFAULT

        Concurrent with the execution of this Amended Sublease, (i) Sub-Lessor and Sub-Lessee have entered a Secondary Sublease covering the leased premises (the "Secondary Sublease"), (ii) Sub- Lessor has assigned its interest in this Amended Sublease, the Secondary Sublease and the Base Lease (defined below) to Cornell Corrections of Texas, inc. ("Cornell"), and (iii) Sub-Lessee and Cornell have entered into an Operating Agreement (the "Operating Agreement"), wherein Sub-Lessee has engaged Cornell to operate the correctional facility located on the leased premises. Sub-Lessor and Sub-Lessee hereby agree that a default by Sub-Lessee under the Base Lease, the Secondary Sublease or the Operating Agreement shall constitute a default by Sub-Lessee under this Amended sublease, and following notice and the expiration of any curative rights specified in the Operating Agreement, the Secondary Sublease or the Base Lease, as the case may be, Sub-Lessor shall have the right to terminate this Amended sublease by delivering written notice of termination to Sub-Lessee. "Base Lease" refers to that certain Lease Agreement dated the 18th day of February, 1994, by and between Sub-Lessor and Sub-Lessee and all amendments thereto.

        The undersigned Sub-Lessor and Sub-Lessee execute this Amended Sublease Agreement as of the 1st day of July, 1996, at ___________, ________________
County, Texas.
                                            Sub-Lessor:


                                            -----------------------------------
                                            ED DAVENPORT


                                            Sub-Lessee:

                                            THE CITY OF BIG SPRING, TEXAS,


                                            BY:________________________________
                                                   Tim Blackshear, Mayor

ATTEST:

- -------------------------------
Tom Ferguson, City Secretary



THE STATE OF TEXAS           ss.
COUNTY OF ________           ss.

        This instrument was acknowledged before me on the ______ day of _________, 1996, by ED DAVENPORT.



                                            -----------------------------------
                                            Notary Public, State of Texas

THE STATE OF TEXAS           ss.
COUNTY OF ________           ss.

        This instrument was acknowledged before me on the ______ day of ____________, 1996, by TIM BLACKSHEAR as Mayor of the CITY OF BIG SPRING, TEXAS.


                                            -----------------------------------
                                            Notary Public, State of Texas


                                   EXHIBIT "A"

        Attached to Amended Sublease Agreement between Ed Davenport,sub-leessor, and The City of Big Spring, Texas, Sub-Lessee

[Legal Description]

                       ASSIGNMENT AND ASSUMPTION OF LEASES

       THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made this 1st day of July, 1996, from ED DAVENPORT ("Assignor") to CORNELL CORRECTIONS OF TEXAS, INC., a Delaware corporation ("Assignee"), as follows:

                                    RECITALS

A. Assignor is a party to those certain real estate leases (collectively, the "Leases") between Assignor and The City of Big Spring (the "City") listed below:

       (1) Lease Agreement by and between the City, as Lessor, and Assignor, as Lessee, dated July 1, 1996

       (2) Industrial Park Lease Agreement by and between the City, as Lessor, and Assignor, as Lessee, dated August 7, 1990, as amended by Addendum, dated November 26, 1990

       (3) Amended Sublease Agreement by and between Assignor, as Sub-Lessor, and the City, as Sub-Lessee, dated July 1, 1996

       (4) Secondary Sublease Agreement by and between the City, as Secondary Sub-Lessor, and Assignor, as Secondary Sub-Lessee, dated July 1, 1996

       (5) Lease by and between the City, as Lessor, and Assignor, as Lessee, dated February 18, 1994, as amended by Lease Amendment, dated as of October 1, 1994

       (6) Amended Sublease Agreement by and between Assignor, as Sub-Lessor, and the City, as Sub-Lessee, dated July 1, 1996

       (7) Secondary Sublease Agreement by and between the City, as Secondary Sub-Lessor, and Assignor, as Secondary Sub-Lessee, dated July 1, 1996

B. Assignor desires to assign all of its right, title and interest in each of the Leases to Assignee.

C. Assignee desires to assume the Assignor's obligations under each of the Leases.

                                    AGREEMENT

       Now, therefore, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed, effective as of the date hereof, Assignor hereby assigns to Assignee all right, title and interest Assignor may have in and to the Leases. From and after the date hereof, Assignee hereby agrees to be bound by all the terms and provisions of the Leases and hereby assumes and agrees to pay and perform all obligations of Assignor under the Leases. Assignee agrees to indemnify, defend and save harmless Assignor from any and all claims and losses accruing from and after the date hereof with respect to the Leases.

       IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Leases as of the date set forth above.

                                  ASSIGNOR:

                                  ED DAVENPORT
                              /s/ ED DAVENPORT


                                  ASSIGNEE:

                                  CORNELL CORRECTIONS OF TEXAS, INC.

                           By /s/ DAVID M. CORNELL
                                  David M. Cornell,
                                  President

                                     JOINDER

       The City of Big Spring (the "City") hereby executes this joinder to acknowledge the City's release of Assignor from any and all liability pursuant to the Leases.


               Dated as of July 9, 1996.


                                  THE CITY OF BIG SPRING

                           By /s/ TIM BLACKSHEAR
                                  Tim Blackshear, Mayor
                                  City of Big Spring, Texas

Attest:

/s/ TOM FURGUSON
Tom Ferguson, City Secretary